UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 3 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 29, 2011

POWER SOLUTIONS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52213	33-0963637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 Wheat Lane, Wood Dale, IL	60191
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 350-9400

Copies to:

Katten Muchin Rosenman LLP

525 W. Monroe Street

Chicago, IL 60661

Tel.: (312) 902-5200

Fax: (312) 902-1061

Attn: Mark D. Wood, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 5, 2011, Power Solutions International, Inc. (f/k/a Format, Inc.) (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) its original Current Report on Form 8-K (the “Original Form 8-K”; the Original Form 8-K as amended by Amendment No. 1 to the Original Form 8-K, filed with the SEC on May 16, 2011, and as further amended by Amendment No. 2 to the Original Form 8-K, filed with the SEC on May 20, 2011, the “Amended Form 8-K”) to report certain events described in detail therein, including, among other things, (1) the completion of a reverse recapitalization transaction on April 29, 2011 involving the Company and The W Group, Inc. (“The W Group”), as a result of which the Company has succeeded to the business of The W Group, and (2) the Company’s consummation of a private placement of shares of its Series A Convertible Preferred Stock and warrants to purchase shares of the Company’s common stock, from which the Company received $18.0 million in gross offering proceeds, before payment of commissions, fees and expenses.

The Company previously filed as exhibits to the Original Form 8-K (1) a partially redacted copy of the Loan and Security Agreement, dated as of April 29, 2011, by and among Harris N.A., as agent for itself and other lenders party thereto, each of the lenders party thereto, Power Solutions International, Inc., The W Group, Inc., Power Solutions, Inc., Power Great Lakes, Inc., Auto Manufacturing, Inc., Torque Power Source Parts, Inc., Power Properties, L.L.C., Power Production, Inc., Power Global Solutions, Inc., PSI International, LLC and XISync LLC, and related documents, as Exhibit 10.11; (2) a partially redacted copy of the Supply Agreement, dated December 11, 2007, by and between PSI International, LLC and Doosan Infracore Co., Ltd., as amended, as Exhibit 10.12; and (3) a partially redacted copy of the Distribution Agreement for Perkins Products, dated January 1, 2004, by and between Perkins Engines Inc. and Power Great Lakes, Inc., as amended (the “Perkins Agreement”), as Exhibit 10.13. This Amendment No. 3 to the Amended Form 8-K (“Amendment No. 3”) is being filed by the Company in connection with its withdrawal of its application for confidential treatment with respect to some, but not all, redacted portions of the these exhibits for which the Company had previously sought confidential treatment pursuant to applications under Rule 24b-2 under the Securities Exchange Act of 1934 and Rule 406 under Securities Act of 1933. Revised redacted copies of these exhibits that include previously redacted information for which the Company has withdrawn its request for confidential treatment are attached as Exhibits 10.11, 10.12 and 10.13, respectively, to this Amendment No. 3.

In addition, the Company previously filed as exhibits to the Original Form 8-K (1) the Purchase Agreement, dated April 29, 2011, among Format, Inc. and the investors in the private placement (the “Purchase Agreement”), as Exhibit 10.4; and (2) a Form of Voting Agreement, dated April 29, 2011, between Power Solutions International, Inc. and each of Gary Winemaster, Kenneth Winemaster, Thomas Somodi and Kenneth Landini, as Exhibit 10.5. In response to the SEC’s letter of comment dated June 22, 2011, regarding the Company’s Registration Statement on Form S-1 filed with the SEC on May 26, 2011, the Company is filing with this Amendment No. 3 (i) the Purchase Agreement with all investor signatures and with language inserted into Section 7.12, as Exhibit 10.4; (ii) signed copies of each of the Voting Agreements, including schedules thereto, between Power Solutions International, Inc. and each of Gary Winemaster, Kenneth Winemaster, Thomas Somodi and Kenneth Landini, as Exhibits 10.5(a)-(d), respectively; and (iii) the Perkins Agreement with a legible copy of Schedule 4 (and including previously redacted information, as described above), as Exhibit 10.13.

Except as described above and set forth herein, no modifications have been made to information contained in the Amended Form 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original Form 8-K (except as expressly set forth in Amendment No. 1 or Amendment No. 2 thereto). Accordingly, this Amendment No. 3 should be read in conjunction with the Amended Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements: The W Group’s audited financial statements for the fiscal years ended December 31, 2008, 2009 and 2010 and The W Group’s unaudited consolidated financial statements as of March 31, 2011 and for the three months ended March 31, 2011 and 2010 have been previously included in this Current Report on Form 8-K.

(b) Pro forma financial information: The required unaudited pro forma consolidated financial statements with respect to the Company and The W Group have been previously included in this Current Report on Form 8-K.

(c)	Exhibits.

Exhibit Number	Exhibit Description

2.1	Agreement and Plan of Merger between Format, Inc., PSI Merger Sub, Inc. and The W Group, Inc. (previously filed as an exhibit to this Current Report on Form 8-K).†

3.1	Certificate of Designations of Series A Convertible Preferred Stock of Power Solutions International, Inc. (f/k/a Format, Inc.) (previously filed as an exhibit to this Current Report on Form 8-K).

3.2	Amended and Restated Bylaws of Power Solutions International, Inc. (f/k/a Format, Inc.) (previously filed as an exhibit to this Current Report on Form 8-K).

10.1	Stock Repurchase and Debt Satisfaction Agreement, dated as of April 29, 2011, among Format, Inc. and Ryan Neely and Michelle Neely (previously filed as an exhibit to this Current Report on Form 8-K).

10.2	Termination Agreement, dated as of April 28, 2011, between The W Group, Inc. and Thomas Somodi, including the Purchase and Sale Agreement, dated as of April 28, 2011, between Gary Winemaster and Thomas Somodi referenced therein (previously filed as an exhibit to this Current Report on Form 8-K).

10.3	Employment Agreement, dated as of April 29, 2011, between Power Solutions International, Inc. and Thomas Somodi (previously filed as an exhibit to this Current Report on Form 8-K).

10.4	Purchase Agreement, dated April 29, 2011, among Format, Inc. and the investors in the private placement.

10.5	Form of Voting Agreement, dated April 29, 2011, between Power Solutions International, Inc. and each of Gary Winemaster, Kenneth Winemaster, Thomas Somodi and Kenneth Landini (previously filed as an exhibit to this Current Report on Form 8-K)

10.5(a)	Voting Agreement, dated April 29, 2011, between Power Solutions International, Inc. and Gary Winemaster.

10.5(b)	Voting Agreement, dated April 29, 2011, between Power Solutions International, Inc. and Kenneth Winemaster.

10.5(c)	Voting Agreement, dated April 29, 2011, between Power Solutions International, Inc. and Thomas Somodi.

10.5(d)	Voting Agreement, dated April 29, 2011, between Power Solutions International, Inc. and Kenneth Landini.

10.6	Form of Warrant, dated April 29, 2011, issued by Power Solutions International, Inc. to the investors in the private placement (previously filed as an exhibit to this Current Report on Form 8-K).

10.7	Warrant, dated April 29, 2011, issued by Power Solutions International, Inc. to ROTH Capital Partners, LLC (previously filed as an exhibit to this Current Report on Form 8-K).

10.8	Form of Lock-Up Agreement entered into by each of Gary Winemaster, Kenneth Winemaster, Thomas Somodi and Kenneth Landini (previously filed as an exhibit to this Current Report on Form 8-K).

10.9	Registration Rights Agreement, dated as of April 29, 2011, among Power Solutions International, Inc., the investors in the private placement and ROTH Capital Partners, LLC (previously filed as an exhibit to this Current Report on Form 8-K).

10.10	Registration Rights Agreement, dated as of April 29, 2011, among Power Solutions International, Inc. and Gary Winemaster, Kenneth Winemaster and Thomas Somodi (previously filed as an exhibit to this Current Report on Form 8-K).

10.11	Loan and Security Agreement, dated as of April 29, 2011, by and among Harris N.A., as agent for itself and other lenders party thereto, each of the lenders party thereto, Power Solutions International, Inc., The W Group, Inc., Power Solutions, Inc., Power Great Lakes, Inc., Auto Manufacturing, Inc., Torque Power Source Parts, Inc., Power Properties, L.L.C., Power Production, Inc., Power Global Solutions, Inc., PSI International, LLC and XISync LLC, and related documents. ††

10.12	Supply Agreement, dated December 11, 2007, by and between PSI International, LLC and Doosan Infracore Co., Ltd., as amended. ††

10.13	Distribution Agreement for Perkins Products, dated January 1, 2004, by and between Perkins Engines Inc. and Power Great Lakes, as amended. ††

16.1	Letter from Miller Cooper & Co., Ltd. to the Securities and Exchange Commission dated May 20, 2011 (previously filed as an exhibit to this Current Report on Form 8-K).

16.2	Letter from Jonathon P. Reuben, CPA, to the Securities and Exchange Commission dated May 5, 2011 (previously filed as an exhibit to this Current Report on Form 8-K).

17.1	Resignation Letter of Ryan Neely from all executive officer positions held with, and the board of directors of, Format, Inc. dated April 29, 2011 (previously filed as an exhibit to this Current Report on Form 8-K).

21.1	Subsidiaries of Power Solutions International, Inc. (previously filed as an exhibit to this Current Report on Form 8-K).

99.1	The W Group’s audited financial statements for the fiscal years ended December 31, 2008, 2009 and 2010 (previously filed as an exhibit to this Current Report on Form 8-K).

99.2	Unaudited pro forma consolidated financial information regarding the registrant and The W Group (previously filed as an exhibit to this Current Report on Form 8-K).

99.3	The W Group’s unaudited consolidated financial statements as of March 31, 2011 and for the three months ended March 31, 2011 and 2010 (previously filed as an exhibit to this Current Report on Form 8-K).

99.4	Unaudited pro forma combined financial statements regarding the Company and The W Group as of, and for the three months ended, March 31, 2011 (previously filed as an exhibit to this Current Report on Form 8-K).

†	Exhibits and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of an omitted exhibit or schedule to the SEC upon request.
††	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been separately filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Solutions International, Inc.

Date: August 1, 2011	By:	/s/ Thomas J. Somodi
Name: Thomas J. Somodi
Title: Chief Operating Officer and Chief Financial Officer